UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2017

PixarBio Corporation
(Name of Small Business Issuer in its Charter)

Delaware	47-1945113
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 Boston Avenue, Suite 1875

Medford, MA 02155

(Address of principal executive offices)

(617) 803-8838
(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of PixarBio Corporation, dated February 28, 2017 (the “Original Form 8-K”). This Form 8-K/A is being filed to amend and restate Item 8.01 of the Original Form 8-K and to correct and replace the PowerPoint presentation attached to the Original Form 8-K pursuant to Item 9.01. In addition, this Form 8-K/A amends the date of the PowerPoint presentation and the incorrect date upon which the PowerPoint presentation was posted on PixarBio Corporation’s website.

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ITEM 8.01 Other Events.

On February 28, 2017, PixarBio Corp. (the "Company") posted a PowerPoint presentation on its website entitled “NeuroRelease: Pre-Clinical Progress Non-Opiate/Non-Opioid Post-Surgical Pain Treatment” dated February 23, 2017. The PowerPoint presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Pre-clinical Data Presentation dated February 23, 2017 – NeuroRelease: Pre-Clinical Progress Non-Opiate/Non-Opioid Post-Surgical Pain Treatment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PixarBio Corporation (the Company)

Dated: March 1, 2017	By:	/s/ Francis M. Reynolds
Francis M. Reynolds
	Title:	Chief Executive Officer

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